FSV1 P1 P2 P4 06/17

SUPPLEMENT DATED JUNE 8, 2017

TO THE PROSPECTUSES DATED

MAY 1, 2017

OF

FRANKLIN SMALL CAP VALUE VIP FUND

 (a series of Franklin Templeton Variable Insurance Products Trust)

Effective June 30, 2017, the Prospectus is amended as follows:

I. The section in the Fund Summary under the heading “Portfolio Managers” on page FSV-S5 is revised as follows:

Portfolio Managers

Steven B. Raineri   Vice President of Advisory Services and portfolio manager of the Fund since 2012.

Christopher Meeker, CFA   Portfolio Manager of Advisory Services and portfolio manager of the Fund since 2015.

II. In the Fund Details, under the heading “Management”, the portfolio manager information on page FSV-D5 is revised as follows:

Franklin Advisory Services, LLC (Advisory Services), 101 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments of small cap value companies. The portfolio managers of the team are as follows:

Steven B. Raineri

Vice President of Advisory Services

Mr. Raineri has been a lead portfolio manager of the Fund since 2012. Mr. Raineri has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2005.

Christopher Meeker, CFA

Portfolio Manager of Advisory Services

Mr. Meeker has been a portfolio manager of the Fund since 2015, providing support to the lead portfolio manager(s) as needed. He joined Franklin Templeton Investments in 2012. Prior to joining Franklin Templeton Investments, he worked as a senior buy-side analyst at Federated Global Investment Management with a focus on the international markets and coverage of the industrial, consumer and technology sectors.

Please retain this supplement with your prospectus for future reference.